Institutional Shareholder Services

July 11, 2006

Forward-Looking Statement

The following presentation includes certain forward-looking statements.
These forward-looking statements are estimates and are subject to various risks and uncertainties, including market conditions, customer demand and the economy, which could cause actual results to differ materially from those stated or implied by such statements.  The forward-
looking statements contained in this presentation are subject to change or amendment without notice, and we assume no obligation to revise such statements to reflect any future events or circumstances.

Participants

Russell Independent Directors

Herschel M. Bloom: Director

Ronald G. Bruno: Director

Russell Management

Bob Koney: Senior Vice President and Chief Financial Officer

Floyd Hoffman: Senior Vice President, General Counsel and Secretary

Roger Holliday: Vice President, Investor Relations

Financial Advisor

Jim Katzman: Managing Director, Goldman, Sachs & Co.

Proxy Solicitors

Alan Miller: Innisfree M&A Incorporated

Jennifer Shotwell: Innisfree M&A Incorporated

Agenda

Transaction Overview

Russell Stock Price Performance

Board Process Designed to Deliver Shareholder Value

Financial Analysis

Conclusion

General Discussion and Q&A

Transaction Overview

Overview of Transaction

Rigorous, deliberative Board process designed to ensure shareholders receive maximum value for their investment

Considered all reasonable alternatives to deliver full value to shareholders

Leading law firm advised on fiduciary responsibilities and structure of contract

Advised by internationally recognized financial firm

Fair value of $18.00 cash per share

Significant premium to pre-announcement share price (35.3% premium)

Valuation supported by publicly traded companies analysis, present value of future stock price analysis, DCF analysis, sale in pieces analysis, selected transactions analysis and LBO analysis

Optimal structure and certainty of terms

100% cash with no financing issues / condition

Customary “no shop” provision that allows Russell to consider and accept better offers - none received to date

Overview of Transaction

Transaction Terms

Berkshire Hathaway acquires Russell for $18.00 cash per share

Sale of 100% of the stock of Russell

One-step merger

No financing issues / condition

Customary break-up fee of $22 million (negotiated down from $25 million)

2.2% of enterprise value vs. 3.2% median for 2000-2006 YTD transactions

3.6% of equity value vs. 3.3% median for 2000-2006 YTD transactions

Customary “no shop” provision that allows Russell to consider and accept better offers

HSR antitrust review waiting period terminated on May 30, 2006

Russell shareholder vote scheduled for August 1, 2006

Overview of Transaction

$18.00 per share offers attractive valuation for shareholders

15.8x 2006E IBES median EPS estimate vs. 12.1x Russell’s 3-year average

7.2x LTM (2005A) EV/EBITDA vs. 6.4x Russell’s 3-year average

Certainty of price and financing

Limited due diligence

Speed of execution

Transaction timing designed to allow higher offers to emerge

Significant challenges / risks to remaining independent

Board carefully considered other strategic alternatives as sources of shareholder value, but deemed them to have greater risk and lower probability of a higher valuation now or in the future

Post-signing market check process

No other bids have emerged

No requests for due diligence have been made

Transaction Rationale

Premium Analysis

Overview of Transaction

Value ($)

Premium (%)

Offer Price Per Share

$

18.00

Stock Price (17-Apr-06)

$

13.30

35.3

%

1-week prior (10-Apr-06)

$

13.44

33.9

%

4-weeks prior (20-Mar-06)

$

14.14

27.3

%

Equity Value @ $18.00 per share

$

612.9

Less Existing Cash (as of 31-Dec-2005)

(42.8)

Total Debt and Minority Interest (as of 31-Dec-2005)

418.8

Enterprise Value

$

988.9

Overview of Transaction

Valuation Metrics

Enterprise Value/Sales

2005A

$1,435

0.7

x

2006E

$1,482

0.7

x

Enterprise Value/EBITDA

2005A

$137

7.2

x

2006E

$151

6.6

x

Offer Price/EPS (Mgmt.)

2006E

$1.20

15.0

x

2007E

$1.60

11.3

x

Offer Price/EPS (IBES)

2006E

$1.14

15.8

x

2007E

$1.35

13.3

x

Russell Stock Price Performance

Historical Stock Price Performance (10 years)

$10

$15

$20

$25

$30

$35

$40

Apr-1996

Oct-1998

Apr-2001

Oct-2003

Apr-2006

Daily from 17-Apr-1996 to 17-Apr-2006

Russell Corp.

01-Apr-1998

Jack Ward appointed

CEO of Russell Corp

22-Jul-1998

Russell announced 7-pt

restructuring plan involving

closing of 25 high-cost facilities,

expansion in Mexico and the

Honduras, and establishment

of dual headquarters in Atlanta

and Alexander City

15-Oct-1999

Russell Europe announced it planned to

close two plants in Scotland with the loss of

more than 300 jobs and transfer the

European headquarters to the Hague

30-Oct-2000

Additional $25mm

charge for European

restructuring plan

announced, including

phase-out of Russell

Athletic brand in

Europe

01-Feb-2000

Russell announced

additional restructuring

including 5,000 job cuts,

supply chain

improvements and

movement of 90% of

apparel operations

offshore

26-Jul-2001

Russell announced the

expansion of its restructuring

plans with a 5% cut in global

workforce and $70mm -

$80mm related restructuring

charges

30-Oct-2003

Russell announces Operational

Improvement Plan involving

realignment of operations based on

product segments and plans for new

textile facility in the Honduras for the

Activewear Group

$13.30

20-Jan-2006

Company announces

restructuring plan involving

offshore apparel

operations, reorganization

of sales & marketing and

reduction in overhead

Average	High	Low
6 Month	$ 14.36	$ 16.36	$ 12.42
1 Year	$ 16.23	$ 21.36	$ 12.42
3 Year	$ 17.42	$ 21.36	$ 12.42

$26
$24
$22
$20
$18
$16
$14
$12
$10
Closing Price
Apr-2003
Nov-2003
Jun-2004
Jan-2005
Aug-2005
Apr-2006
$13.30

20-Jan-2006

Company announces restructuring plan involving
offshoring apparel operations, reorganization of
sales & marketing and reduction in overhead

Historical Stock Price Performance (3 years)

30-Oct-2003

Q3 EPS drop of 21% is better
than analyst expectations;
Company raises full year
guidance to $1.31 - $1.39

16-May-2005

Company outlines new long-
term strategy at an investor
conference. Announces a
Spalding agreement that
includes products and retail
stores in China

22-Dec-2005

Company announces it
will miss 2005 guidance.
Also announces intention
to take aggressive action
in early 2006 to improve
ongoing earnings

27-Oct-2005

Company reports third quarter
adjusted earnings of $0.60 at the top
end of latest guidance. Cites lower
than expected costs in Activewear,
strong sales and profit improvements
in international apparel

16-Feb-2006

Reports fourth quarter earnings
of $0.36 per share.  Stock price
drops 4.8% on weak sales
forecast and anticipated
restructuring charges

09-Sep-2003

Company revises earnings expectations for Q3
and full year citing difficult conditions in
Artwear. Q3 guidance revised from $0.72 -
$0.85 to $0.47 - $0.53. Full year guidance
revised from $1.60 - $1.75 to $1.25 - $1.35

14-Jul-2005

Company cuts Q2 guidance from $0.18 -
$0.22 to $0.12 - $0.14; Cites higher costs
and lower than expected sales  in certain
divisions

19-Sep-2005

Company announces that it expects Q3 earnings of
$0.50 - $0.60 and full year earnings in the $1.25 to
$1.35 range;  below previously issued earnings
guidance of $0.62 - $0.70 for Q3 and $1.40 - $1.48
for the full year period

Daily From 17-Apr-2003 to 17-Apr-2006

Relative Stock Price Performance

Russell stock declined (24.3)% for the year ended April 17, 2006

Russell stock declined (26.8)% for the 3-years ended April 17, 2006

12.1x  Russell’s 3-year average forward P/E ratio

vs. 15.8x 2006E IBES median EPS implied by Berkshire Hathaway offer

6.4x Russell’s 3-year average LTM EV/EBITDA multiple

vs. 7.2x 2005A EV/EBITDA implied by Berkshire Hathaway offer

Offer price is at a 35.3% premium to the April 17, 2006 stock price

2.50
2.00
1.50
1.00
0.50
0.00
USD Estimates in USD
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
Closing Market Price
1.26
2001A
1.66
2002A
1.32
2003A
1.48
2004A
1.34
2007E
1.12
2008E
2006A
Jun-01
May-02
Apr-03
Mar-04
Feb-05
Jan-06
Monthly from Jun2001 to Jun2006
2001
2002
2003
2004
2005
2006
2007
Closing Price

Earnings Track Record vs. Research Analyst
Estimates

¹ To be consistent with IBES estimates, 2005 EPS is not adjusted for one-time charges of COO departure and hurricane related missed sales and losses.

Board Process Designed to
Maximize Shareholder Value

Board of Directors
Independent, Knowledgeable and Committed to Shareholder Value

7 out of the 10 directors are independent directors

Former President of J.F. Ward Group, Inc.; Chief Executive Officer
of the Hanes Group and Senior Vice President of Sara Lee
Corporation

Chairman and Chief Executive Officer

John F. Ward

Chancellor of the University of Arkansas; Director of Motorola,
Inc., Logility, Inc. and J.B. Hunt Transport Services, Inc.

Director, Independent Outsider

John A. White

Chairman, President, and Chief Executive Officer of Aliant
Financial Corporation; Director of ALFA Corporation

Director, Independent Outsider

John R. Thomas

Executive Vice President and Chief Financial Officer for Crum &
Forster

Director, Independent Outsider

Mary Jane Robertson

Former Mayor of Mountain Brook, Alabama; Director of National
Association of Children’s Hospitals and Related Institutions and
the Eyesight Foundation of Alabama

Director, Affiliated Outsider

Margaret M. Porter

Chairman of Nalley Automotive Group

Director, Independent Outsider

C.V. Nalley, III

President, Chief Operating Officer and Director of Mothers Work,
Inc.; Director of CSS Industries

Director, Independent Outsider

Rebecca C. Matthias

President and CEO of Juvenile Diabetes Research Foundation;
Former Chairman of Merisant Company; Director of Carnival
Corporation

Director, Independent Outsider

Arnold W. Donald

President of Bruno Capital Management Corporation; Director of
Books-a-Million, Inc.

Director, Independent Outsider

Ronald G. Bruno

Partner at King & Spalding; Director of Post Properties, Inc.

Director, Affiliated Outsider

Herschel M. Bloom

Description/Biography

Position

Name

Transaction Background and Key Dates

September 2005

J. Holland (CEO of Fruit of the Loom) contacted J. Ward (CEO)

December 7, 2005

Russell Board meeting

- Review of market environment

- Decision to engage investment bank to assist in evaluation of strategic options

January 2006

Formally engaged Goldman Sachs

February 2006

Two unsolicited general indications of interest – neither pursued a transaction

February 15, 2006

Board Meeting

- Discussed and decided not to pursue other strategic alternatives at the time in favor of pursuing a transaction with Berkshire Hathaway

- Authorized approach to Berkshire Hathaway proposing $20.00/share

March 6, 2006

Goldman Sachs contacted Berkshire Hathaway

March 16, 2006

Management to management meeting with Fruit of the Loom

March 25, 2006

Berkshire Hathaway offered $18.00 per share with a break-up fee of $25 million,

subsequently negotiated down to $22 million

April 2, 2006

Board Meeting

- Reviewed legal duties of Board of Directors

- Reviewed Proposal

- Ward provided his new financial projection (“upside case projection”)

- Koney provided financial performance update for Q1 2006

April 17, 2006

Board Meeting – adopted Merger Agreement

Approval of All 9 Outside Directors

In the course of reaching its decision, over a period of several months, the Board consulted members of senior management, financial and legal counsel and considered a number of factors:

None of the possible alternatives to the merger were reasonably likely to present superior opportunities for Russell or create greater shareholder value

Likelihood of achieving the “updated base case projection”

Russell’s financial condition and prospects in light of multiple missed earnings projections in 2005

The likelihood that Q1 2006 would not meet Russell’s Q1 operating budget, according to the CFO and based on preliminary results

Mr. Ward’s was the sole dissenting vote

Mr. Ward cited his belief that timing was inappropriate, and that an improvement in business practices, reduction in tax rate, and implementation of CAFTA, which would result in lower cost of goods, would enable Russell to achieve internal projections that were significantly higher than Wall Street estimates

Approval of All 9 Outside Directors

The Board vigorously discussed all financial projections with the
Company’s advisors, CFO and general counsel

The Board concluded that the “base financial plan,” the “updated base case projection” and the “upside case projection” were subject to significant risk and based on Russell’s prior performance and industry conditions, were unlikely to be achieved

Subsequently, the Board determined, based on these considerations and discussions and the Company’s failure to meet its earnings projections in 2005, to pursue the proposed transaction with Berkshire
Hathaway

Board Delivered Value for Shareholders

Board process designed to ensure shareholders receive full value for their investment

Considered all reasonable alternatives to deliver full value to shareholders

Leading law firm advised on fiduciary responsibilities and structure of contract

Advised by internationally recognized financial firm

Fair value of $18.00 cash per share

Significant premium of 35.3% over the April 17, 2006 stock price

Valuation supported by publicly traded companies analyses, present value of future stock price analyses, DCF analyses, sale in pieces analyses, selected transactions analyses and LBO analyses

Optimal structure and certainty of terms

100% cash with no financing issues / condition

Customary “no shop” provision that allows Russell to consider and accept better offers - none received to date

Research Analyst Commentary Post-Signing

“The deal should be viewed favorably by RML shareholders, receiving a 35% premium to the April
17 closing price, given the difficulties the company has experienced over the last year. We believe this is a good fit with Berkshire”

BB&T
Capital
Markets
18 Apr 2006

“The $18 deal price represents a 35% premium over Monday’s closing price of $13.30. Since
Russell’s business segments have been under considerable operational and competitive pressures for the last few years with declining organic sales and EBITDA, this acquisition “bails out”
shareholders from an uncertain future”

CL King &
Associates

18 Apr 2006

“We believe such a deal would make strategic sense for both parties. Berkshire Hathaway owns and operates competitor Fruit of the Loom after acquiring the company out of bankruptcy in 2002.
The longer-term consolidation of operations for Russell’s Activewear business (47.0% of RML FY05 sales) and Fruit of the Loom should generate much needed scale (we estimate >40-50% share in
Russell’s “Activewear” sub-categories) and improved operating efficiencies to help contend with competitors that possess more favorable cost structures (e.g. Gildan Activewear)”

“We view the 35% premium to the stock's current value as a clear positive for shareholders, particularly as the market has given management little credit for the restructuring initiatives it announced earlier this year”

JPMorgan

17 Apr 2006

Comments

Broker

Research Analyst Commentary Post-Signing

“RML’s Activewear (47% of revenue) and Sporting Goods (43%) segments will fit well with Berkshire's existing holdings, Fruit of the Loom, Fechhemer (activewear), and H.H. Brown Shoe. We doubt any potential suitor wants to get in a bidding war with Berkshire. We therefore expect the transaction to close as planned in 3Q06, and expect the stock to remain in the $18 trading range until the deal closes”

SunTrust
Robinson
Humphrey
 26 Apr 2006

“We believe Berkshire Hathaway is at an advantage to other potential buyers and that the stock, at it recent share price of $18.17, is fully valued”

“There has been speculation that Berkshire Hathaway’s offer for Russell of $18 per share is too low and rival bids will soon appear. However, we believe it is more likely that Berkshire Hathaway will prevail”

“Although the multiples at the acquisition price are lower than the industry average, we believe the company’s lower-than-average operating margins (5.9% vs. 9.5%), ROE (6% vs. 16.4%); and sales growth (10.5% vs. 16.4%) justify the valuation”

Ferris, Baker
Watts,
Incorporated
15 May 2006

“We do view the acquisition as a good fit with Berkshire's existing holdings, which include Fruit of the
Loom, Fechhemer (activewear), and H.H. Brown Shoe. We are uncertain if there will be other competing bids for this business but believe there is a limited number of companies that would want both the Activewear (47% of revenue) and Sporting Goods (43%) businesses”

SunTrust
Robinson
Humphrey

17 Apr 2006

Comments

Broker

Financial Analysis

Financial Assumptions

All financial analysis based on financial projections provided by
Russell management and estimates from Wall Street research

Projections provided by management assume “updated base case projection,” reflecting a lower-than-initially-expected effective tax rate

However, 2006E EPS remained unchanged

Russell management projections were also compared to the available
Wall Street estimates

Significant gap between Wall Street estimates and management projections

Stock Price (17-Apr-2006)
52-Week Range
PV of Future Stock Price (Management Plan)
PV of Future Stock Price (Street Estimates)
Discounted Cash Flow (Management Plan)
Discounted Cash Flow (Growth and Margin Sensitized)
Sale of Spalding & Brooks (Apparel trades publicly)
Sale of Spalding & Brooks + Separate Sale of Apparel
Leveraged Buyout of Whole (Management Plan)
Leveraged Buyout of Whole (Growth and Margin Sensitized)
$ 13.30
$ 18.00
$ 12.42
$21.36
$ 16.97
$22.97
$ 14.34
$ 17.01
$ 16.05
$25.02
$ 10.59
$23.59
$15.47
$19.43
$15.39
$22.58
$ 17.50
$22.00
$9.24
$22.48
$7.00
$9.00
$11.00
$13.00
$15.00
$17.00
$19.00
$21.00
$23.00
$25.00
$27.00

Illustrative Per Share Ranges

Methodology

Summary of Financial Analysis

Note: As of 17-Apr-2006

Conclusion

Conclusion

Board process designed to ensure shareholders receive full value for their investment

Considered all reasonable alternatives to deliver full value to shareholders

Fair value of $18.00 cash per share

Fairness of price supported by valuation analysis

Optimal structure and certainty of terms

100% cash with no financing issues / condition

Customary “no shop” provision that allows Russell to consider and accept better offers

No other offers or requests for due diligence received to date

Russell Board continues to believe the proposed transaction is in the best interest of shareholders

General Discussion

and

Q&A